CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our report dated December 3, 1998 on the financial statements of PIC Balanced Portfolio referred to therein, which is incorporated by reference in Amendment No. 7 to the Registration Statement on Form N-1A, File No. 811-6497 of PIC Balanced Portfolio as filed with the Securities and Exchange Commission.

We also consent to the reference to our firm in Amendment No. 7 under the caption "Custodian and Auditors."

                                            /s/ McGladrey & Pullen, LLP
                                            ---------------------------
                                            McGladrey & Pullen, LLP

New York, New York
February 25, 1999